UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the Registrant |_|

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       14a-6(e)(2))
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                           COLE NATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                      N/A
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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   (1) Title of each class of securities to which transaction applies:
       _________________________________________________________________________

   (2) Aggregate number of securities to which transaction applies:
       _________________________________________________________________________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       _________________________________________________________________________

   (4) Proposed maximum aggregate value of transaction:
       _________________________________________________________________________

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   (1) Amount Previously Paid:
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   (4) Date Filed:
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                                                      PROXY STATEMENT SUPPLEMENT
                                                      --------------------------


                           COLE NATIONAL CORPORATION
                            1925 ENTERPRISE PARKWAY
                             TWINSBURG, OHIO 44087

                                 July 15, 2004

TO OUR STOCKHOLDERS:

   We are writing to advise you of the following important developments relating to the proposed merger agreement with Luxottica Group S.p.A.:

      - A HIGHER PRICE FOR YOUR SHARES. Cole National and Luxottica have entered into an amendment to their merger agreement which, among other things, increases the consideration you will receive for each of your shares of Cole National common stock, from $22.50 per share in cash to a minimum of $26.00 in cash. If the amended Luxottica merger agreement is approved by Cole National stockholders on July 22, 2004 (the date that Cole National intends to reconvene the July 20 annual meeting to consider the Luxottica merger) stockholders will receive $27.50 in cash per share PLUS an additional amount equal to 4% per annum from the date of such approval through the closing date. If the Company does not receive proxies by July 22, 2004 from the holders of a majority of the outstanding Cole National shares voting in favor of the Merger, the higher price would still be payable so long as stockholder approval was obtained at a further adjourned meeting not later than July 29, 2004.

        WE STRONGLY ENCOURAGE YOU TO VOTE PROMPTLY VIA THE INTERNET OR BY TELEPHONE IN ORDER TO SECURE THE MERGER CONSIDERATION OF $27.50 IN CASH PER SHARE PLUS AN ADDITIONAL AMOUNT EQUAL TO 4% PER ANNUM FROM THE DATE STOCKHOLDERS APPROVE THE AMENDED LUXOTTICA MERGER AGREEMENT THROUGH THE CLOSING DATE.

      - LUXOTTICA STRENGTHENS ITS COMMITMENT TO OBTAIN REGULATORY APPROVALS. Under the original merger agreement, Luxottica's commitment to use its best efforts to avoid or eliminate impediments under any antitrust laws asserted by any governmental entity with respect to the merger was qualified such that it was not required to divest businesses or assets accounting for more than $110 million in consolidated net revenue of Cole National alone or of Cole National and Luxottica combined or more than $55 million in consolidated net revenue of Luxottica alone. The amendment to the merger agreement eliminates that qualification.

      - COLE NATIONAL STRENGTHENS ITS COMMITMENT TO THE PROPOSED TRANSACTION WITH LUXOTTICA. Pursuant to the amendment, the circumstances under which Cole National may respond to or consider unsolicited acquisition proposals or unilaterally terminate the Luxottica merger agreement in order to accept a competing offer have been narrowed, including by eliminating such right after stockholder approval of the Luxottica merger agreement. The amendment does not preclude Cole National from considering a superior proposal prior to stockholder approval of the amended Luxottica merger agreement.

   As we announced on July 13, 2004, prior to entering into the amendment with Luxottica, we received from Moulin International Holdings Limited a revised proposal to acquire Cole National in a merger at a price of $25.00 per share in cash. Following the submission of a similar proposal from Moulin in April 15, 2004 (as well as during the two months following Moulin's submission of its initial acquisition proposal on November 17, 2003), Cole National had provided access to confidential information to Moulin, HAL and their financing sources and their respective advisors, and engaged in discussions and negotiations with Moulin and its advisors with respect to the proposed transaction with Moulin. On May 12, 2004, Cole National was informed by Moulin that one of Moulin's financing sources was not prepared to provide senior debt financing on the terms originally proposed. Like the April proposal, the revised pro-
posal contemplates that HAL Holding, N.V., which owns approximately 19.1% of Cole National's outstanding shares, will provide substantial financing for the transaction, including by purchasing certain assets of Cole National at the closing of the proposed merger. Moulin also delivered written financial commitments from other financing sources for additional financing required for the transaction, which are subject to customary conditions but are not subject to further due diligence. The proposal is subject to the termination of the merger agreement with Luxottica, the completion and execution of definitive agreements with Moulin, approval by Cole National's and Moulin International's stockholders, receipt of regulatory approvals and other customary conditions. In connection with its approval of the amendment to the Luxottica merger agreement, the Cole National board of directors considered, among other things, the terms and conditions of Moulin's proposal, including the price, financing arrangements, timing and uncertainty associated with the proposal.

   The Cole National board of directors has unanimously approved the revised terms of the Luxottica merger agreement and believes that the Luxottica merger is advisable and fair to and in the best interests of Cole National and its stockholders. ACCORDINGLY, THE COLE NATIONAL BOARD HAS APPROVED AND ADOPTED THE AMENDED LUXOTTICA MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL AND ADOPTION OF THE AMENDED LUXOTTICA MERGER AGREEMENT AT THE ANNUAL MEETING.

   To provide stockholders additional time to consider the recent developments and their impact on the proposed merger agreement with Luxottica, we intend to hold the election of directors at the previously scheduled Annual Meeting on July 20, 2004, and then, prior to the consideration of the Luxottica merger proposal, we intend to adjourn the meeting. The meeting will then be reconvened at 4:00 p.m., local time, on Thursday, July 22, 2004, at The Charles Hotel, One Bennett St., Cambridge, Massachusetts 02138.

   If you have already voted on the Luxottica merger agreement and wish to change your vote as a result of these developments or otherwise, you may do so by using the enclosed new proxy card or by voting via the internet or by telephone as described in the instructions included with this proxy statement supplement. If you have already voted on the Luxottica merger agreement and do not wish to change your vote, your original vote will be counted. WE CANNOT COMPLETE THE LUXOTTICA MERGER UNLESS HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COLE COMMON STOCK VOTE TO APPROVE IT. IN ADDITION, IF STOCKHOLDER APPROVAL IS OBTAINED PROMPTLY, YOU WILL RECEIVE $27.50 IN CASH PER SHARE PLUS AN ADDITIONAL AMOUNT EQUAL TO 4% PER ANNUM FROM THE DATE STOCKHOLDERS APPROVE THE AMENDED LUXOTTICA MERGER AGREEMENT THROUGH THE CLOSING DATE. Your vote is very important.

   We encourage you to read the accompanying document carefully because it contains important supplemental information concerning these recent developments and related matters since the mailing to you on June 7, 2004 of the notice of annual meeting and proxy statement.



                                                 /s/ Larry Pollock

                                                   Larry Pollock
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

   This proxy statement supplement is dated July 15, 2004 and is first being mailed to stockholders on or about July 15, 2004.

--------------------------------------------------------------------------------
   This proxy statement supplement is being furnished by the board of directors of Cole National Corporation in connection with the solicitation of proxies for use at the Annual Meeting of the stockholders of Cole National to be held on July 20, 2004 and any adjournments, in respect of the vote relating to the proposed approval of the Luxottica merger agreement, to be convened and held at 4:00 p.m., local time, on Thursday, July 22, 2004, at The Charles Hotel, One Bennett St., Cambridge, Massachusetts 02138, and at any adjournments thereof. It amends and supplements the proxy statement of Cole National dated June 4, 2004, which was first mailed to stockholders on or about June 7, 2004. This supplement, which you should read in conjunction with the June 4, 2004 proxy statement, is first being mailed to stockholders on or about July 15, 2004. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the June 4, 2004 proxy statement.
--------------------------------------------------------------------------------

                           FORWARD-LOOKING STATEMENTS

    This proxy statement supplement may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties and other factors that could cause actual results to differ materially from those which are anticipated. These risks and uncertainties include, but are not limited to:

    - risks that the Luxottica merger will not be completed;

    - risks that regulatory or stockholder approval may not be obtained for the Luxottica merger;

    - legislative or regulatory developments that could have the effect of delaying or preventing the Luxottica merger;

    - uncertainty as to the timing of obtaining regulatory approvals and clearance;

    - uncertainties as to the status of Moulin's proposal;

    - fluctuations in exchange rates;

    - economic and weather factors affecting consumer spending;

    - the ability successfully to introduce and market new products;

    - the ability successfully to launch initiatives to increase sales and reduce costs;

    - the availability of correction alternatives to prescription eyeglasses;

    - risks  associated  with  potential  adverse  consequences  of last  year's
restatement  of  our  financial  statements,   including  those  resulting  from
litigation or government investigations;

    - restrictions or curtailment of our credit facility and other credit situations;

    - costs and other effects associated with the California litigation;

    - the seasonality of our business, including the results of Things Remembered, which is highly dependent on the fourth quarter holiday season;

    - our relationships with host stores and franchisees; and

    - other political, economic and technological factors and other risks referred to in our filings with the Securities and Exchange Commission.

    Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in the forward-looking statements. We do not undertake any obligation to update the forward-looking statements contained or incorporated in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

    All information contained in this proxy statement supplement specifically relating to Luxottica and Colorado Acquisition Corp. has been supplied by Luxottica.

         ADOPTION AND APPROVAL OF THE MERGER AGREEMENT (PROPOSAL NO. 1)

INTRODUCTION

   Cole National is seeking approval of its stockholders of the merger agreement by and among Luxottica Group S.p.A., Colorado Acquisition Corp. and Cole National Corporation, as amended by Amendment No. 1, dated as of June 2, 2004, and Amendment No. 2, dated as of July 14, 2004, to the Luxottica merger agreement. In connection with the merger, Cole National stockholders would receive a minimum of $26.00 in cash per share of Cole common stock outstanding immediately prior to the merger. If the amended Luxottica merger agreement is approved by Cole National stockholders on July 22, 2004 (the date that Cole
National intends to reconvene the July 20 annual meeting to consider the Luxottica merger), stockholders will receive $27.50 in cash per share PLUS an additional amount equal to 4% per annum from the date upon which stockholders approve the amended Luxottica merger agreement through the closing date. If the Company does not receive proxies by July 22, 2004 from the holders of a majority of the outstanding Cole National shares voting in favor of the Merger, the higher price would still be payable so long as stockholder approval was obtained at a further adjourned meeting not later than July 29, 2004.

   THE COLE NATIONAL BOARD OF DIRECTORS UNANIMOUSLY DETERMINED THAT THE MERGER IS ADVISABLE, FAIR TO, AND IN THE BEST INTERESTS OF COLE NATIONAL AND ITS STOCKHOLDERS AND APPROVED THE AMENDMENT TO THE LUXOTTICA MERGER AGREEMENT AND RECOMMENDED THAT COLE NATIONAL STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE AMENDED LUXOTTICA MERGER AGREEMENT.

   WE ENCOURAGE YOU TO VOTE PROMPTLY BECAUSE YOU WILL RECEIVE $27.50 IN CASH PER SHARE PLUS AN ADDITIONAL AMOUNT EQUAL TO 4% PER ANNUM FROM THE DATE STOCKHOLDERS APPROVE THE AMENDED LUXOTTICA MERGER AGREEMENT THROUGH THE CLOSING DATE IF THE AMENDED LUXOTTICA MERGER AGREEMENT IS APPROVED BY STOCKHOLDERS ON JULY 22, 2004 (OR BY JULY 29, 2004 UNDER CERTAIN CIRCUMSTANCES).

UPDATE TO BACKGROUND OF THE MERGER

   The following disclosure updates the information in the proxy statement, dated June 4, 2004, which we refer to in this document as the proxy statement, on pages 9 through 18.

   On July 9, 2004, a representative of JPMorgan, Moulin's financial advisor, called a representative of Lehman Brothers, the Company's financial advisor, to inform him that Moulin was planning to submit a revised proposal with committed financing to the Company on July 12, 2004.

   In the afternoon of July 12, 2004, the representative of Lehman Brothers received the revised Moulin proposal, which contained a non-binding offer to acquire Cole National in a merger at a price of $25.00 per share in cash - the same price as indicated in Moulin's earlier offer in April. The proposal is subject to, among other things, the completion and execution of definitive agreements, approval by Cole National's stockholders, approval by Moulin's stockholders, receipt of regulatory approvals and other customary conditions. The proposal contemplated that HAL would provide substantial financing for the transaction, including by means of a $33 mil-lion loan and by purchasing the shares of Pearle Europe B.V. and Pearle, Inc. at the closing of the Moulin merger for aggregate consideration of $262 million, subject to certain adjustments. The proposal also contemplated that HAL will acquire the Cole Managed Vision business at or after the closing of the Moulin merger for $23 million, subject to certain adjustments. Moulin also delivered written financial commitments from two other financing sources for additional financing required for the transaction, which were subject to customary conditions. Unlike Moulin's prior proposal, these financial commitments were not subject to further due diligence. The commitments were for a total of up to $310 million of senior debt and $116.6 million of senior subordinated debt financing. The subordinated debt financing commitment is $56.6 million higher than the corresponding commitment for Moulin's April offer, including $50 million which would be held in a third party escrow account and disbursed exclusively to pay any tax liabilities of the Company arising from the sale to HAL of the shares of Pearle Europe, Pearle, Inc. and/or the Company's sale or deconsolidation of the Cole Managed Vision business. The senior debt financing commitment was $20 million less overall than the corresponding commitment for Moulin's April offer, although the revolving credit facility portion of the senior debt financing commitment was increased from $25 million to $35 million. A large portion of the senior debt financing was available for use in connection with the refinancing of the outstanding indebtedness of Cole National Group following the merger, but Moulin's revised proposal no longer contemplated a premium tender offer following the closing to refinance the 8-7/8% Senior Subordinated Notes of Cole National Group (which would remain outstanding to the extent such holders did not exercise their change of control put right following the merger), which reduced the expected financing costs by approximately $30 million. Moulin also planned to contribute approximately $107 million as equity to finance the merger. In addition, Moulin delivered a draft merger agreement that was based on the Luxottica merger agreement and on prior negotiations with Cole National and its financial and legal advisors as well as other documents related to the proposed transaction. Moulin agreed to pay the $12 million termination fee that would be payable to Luxottica if Cole National terminated the Luxottica merger agreement.

   Later in the day on July 12, 2004, the Cole National board of directors met telephonically to, among other things, conduct a preliminary review and discussion of the Moulin proposal with its financial and legal advisors. The terms and conditions of the Moulin proposal, including the financing commitments, were discussed as were the fiduciary duties of the Cole National board and the obligations of Cole National under the merger agreement with Luxottica. The board determined to consider whether the Moulin proposal was a superior acquisition proposal in accordance with the board's fiduciary duties and the terms of the Luxottica merger agreement at its meeting in Boston scheduled for July 20, 2004. In the interim, the board authorized its legal and financial advisors and the management of Cole National to update representatives of Luxottica and its advisors on the recent developments and to work with Moulin to obtain any additional information regarding Moulin's revised proposal.

   On the evening of July 12, 2004, representatives of Cole National's legal and financial advisors contacted representatives of Luxottica's legal and financial advisors to advise them that Cole had received the revised Moulin proposal and to describe the press release that Cole National was preparing to issue the following morning. A copy of Moulin's proposal was delivered to Luxottica and its advisors in accordance with the terms of the Luxottica merger agreement. Cole National issued a press release announcing its receipt of the revised Moulin proposal before the New York Stock Exchange opened for trading on July 13, 2004. Over the next several days,

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representatives of Cole National had several discussions with representatives of
Moulin and its financing sources to obtain any information relating to Moulin's proposal.

   On the morning of July 13, 2004, Larry Pollock, President and Chief Executive Officer of Cole National, attempted to contact Enrico Cavatorta, the Chief Financial Officer of Luxottica, to discuss the developments. Mr. Cavatorta was not available and Mr. Pollock spoke with Leonardo Del Vecchio, the Chairman of Luxottica. Mr. Del Vecchio informed Mr. Pollock that he and his team were aware of the developments and that Luxottica was interested in understanding the impact on the pending transaction between Cole National and Luxottica. Mr. Del Vecchio expressed his continued belief in the merits of a Luxottica-Cole National transaction and the importance of having the Cole National stockholders vote upon the Luxottica merger at the July 20 Annual Meeting as originally scheduled. After some discussion, Mr. Del Vecchio proposed to revise the terms of the Luxottica merger agreement in order to induce Cole National to proceed with the consideration of the Luxottica merger agreement at the Cole National Annual Meeting scheduled for July 20, 2004. Mr. Del Vecchio stated that he was prepared to cause Luxottica to offer Cole National either $25.00 per share in cash with an enhanced commitment by Luxottica to obtain all required regulatory approvals or $26.00 per share in cash with no change to Luxottica's commitment to obtain all required regulatory approvals, in each case plus an additional amount equal to 4% per annum from July 20, 2004 through the closing date, if the amended Luxottica merger agreement was approved by stockholders on or prior to July 20, 2004. The additional 4% per annum payment had been originally provided for in Amendment No. 1 to the Luxottica merger agreement if the Luxottica merger agreement was approved by Cole National stockholders by July 20, 2004.

   After the call concluded, Mr. Pollock discussed with other members of management of Cole National and with Cole National's legal and financial advisors the revised proposal from Luxottica. Mr. Pollock then called Mr. Del Vecchio and indicated that neither alternative was compelling in the face of the Moulin proposal. Mr. Pollock then indicated that he believed an offer of $26.00 per share in cash combined with an enhanced commitment by Luxottica to obtain all required regulatory approvals would be attractive. He indicated the continued importance to the Cole National board of directors of the certainty of closing the transaction and added that he recognized how important timing and certainty were to Luxottica. After some discussion, Mr. Pollock indicated that if Luxottica would be prepared to offer $26.00 per share in cash and an enhanced commitment by Luxottica to obtain all required regulatory approvals, he would be prepared to recommend to the Cole National board of directors that it agree to waive its current contractual right in the merger agreement to unilaterally terminate the Luxottica merger agreement and enter into an agreement relating to a superior proposal after Cole National stockholder approval of the Luxottica merger agreement had been obtained. Mr. Del Vecchio said that, on that basis, Luxottica was willing to offer $26.00 per share in cash with the enhanced commitment, plus the previously discussed 4% per annum from July 20, 2004 through the closing date, if the amended Luxottica merger agreement was approved by stockholders on or prior to July 20, 2004.

   Following the conclusion of the call, Mr. Pollock called the members of the Cole National board of directors to update each individually on the developments. That afternoon, representatives of Wachtell, Lipton, Rosen & Katz, Cole National's legal advisors, delivered a draft of a proposed amendment to Luxottica's legal advisors which contemplated, among other things, an increase in the merger price to $26.00 per share plus, if stockholder approval was obtained on July 20, 2004, 4% per annum through the closing date.

   Later that day, a telephonic meeting of the Cole National board of directors was convened to discuss the developments. Mr. Pollock and representatives from Wachtell, Lipton and Lehman Brothers reviewed with the board of directors the proposed changes to the Luxottica merger agreement. During the course of the meeting, Luxottica's legal and financial advisors called Cole National's legal and financial advisors to advise them that Luxottica understood that its proposal to increase the merger price to $26.00 per share was conditioned upon Cole National stockholder approval by July 20, 2004, and that if such approval was not obtained by that date, the merger price would revert to $22.50 per share. A representative of Wachtell Lipton reported to the Cole National board on his discussions with Luxottica's advisors. After some discussion, the board of directors concluded that, at that time, it was not prepared to approve the Luxottica proposal as presented. The board of directors, Cole National management and the legal and financial advisors then discussed potential counterproposals. The board of directors instructed the Company's legal and financial advisors to continue working with Luxottica's legal and financial advisors in order to provide greater certainty with respect to the increased consideration being offered by Luxottica.

   During that evening and the following morning, representatives of Wachtell, Lipton and Lehman Brothers engaged in discussions with Luxottica's legal and financial advisors regarding the terms of the proposed merger agreement amendment. The advisors discussed, among other things, the need, in light of recent developments, to delay consideration of the Luxottica merger proposal for a short period of time from the originally scheduled annual meeting date of July 20, and the issues surrounding the timing of the vote and the effect on the merger price to be paid by Luxottica. The advisors also discussed additional changes to the no solicitation provisions of the merger agreement that might be made in connection with any agreement on a higher price.

   On the morning of July 14, 2004, the Cole National board of directors held a telephonic meeting to discuss the progress of the negotiations. At the conclusion of the meeting, Mr. Pollock called Mr. Del Vecchio to discuss the merits of the various proposals. Mr. Pollock expressed his and the Cole National board's concerns regarding the potential for Luxottica's $26.00 per share in cash offer to become a $22.50 per share cash offer and the impact that development would have with respect to completing a transaction. Mr. Del Vecchio reiterated his commitment to moving forward in a timely fashion and stated his strongly held belief that providing a cash incentive to the Cole National stockholders was the best means to do so. Mr. Pollock stated that, in exchange for greater certainty with respect to Luxottica's proposed $26.00 per share merger consideration and elimination of the divestiture limitation on Luxottica's antitrust commitment, Cole National would be willing to amend the merger agreement in a manner that would narrow Cole National's ability to terminate the Luxottica merger agreement in order to pursue a competing proposal.

   Later that day, during the course of Luxottica's board meeting to consider the merger agreement amendment, Mr. Del Vecchio telephoned Mr. Pollock to advise him said that, on the basis of the proposals that had been discussed in their earlier conversation and in discussions between their respective counsel with respect to changes in the no solicitation provisions in the merger agreement, he was prepared to increase the merger consideration to $26.00 per share in cash without condition regarding the timing of Cole National's stockholder approval. He added that, as an inducement to Cole National stockholders to approve the transaction promptly, Luxottica would be willing to increase the merger price to $27.50 per share in cash, plus 4% per annum from the date upon which Cole National stockholders approve the amended Luxottica merger agreement through the closing date, if the amended Luxottica merger agreement was approved by Cole National stockholders on or prior to July 22, 2004. After further discussion, Mr. Del Vecchio agreed that Cole National would be permitted, if it did not have proxies on July 22, 2004 from the holders of a majority of the outstanding shares of Cole National common stock voting in favor of the merger, to further adjourn the meeting to a date not later than July 29, 2004 and Cole National stockholders would still receive the higher merger price. Following this conversation, the legal advisors for Luxottica and Cole National discussed the proposed changes to the merger agreement. Mr. Pollock subsequently called Mr. Del Vecchio to advise him that he would recommend this proposal to his board at a meeting scheduled for that evening, and that based on discussions he had with several directors he believed it would be approved. Representatives of Wachtell, Lipton provided Luxottica's legal advisors with a revised draft of Amendment No. 2, which was finalized that afternoon. Luxottica's board of directors approved the changes to the merger agreement at a meeting on the afternoon of July 14, 2004.

   During that  evening,  a  telephonic  meeting of the Cole  National  board of directors was convened to consider the amendment to the Luxottica merger agreement. Mr. Pollock reviewed with the board his discussions with Mr. Del Vecchio. A representative of Wachtell, Lipton reviewed with the board the proposed changes to the merger agreement and the draft release. Lehman Brothers then delivered its oral opinion (later confirmed in writing) that, based on and subject to the assumptions, qualifications and limitations set forth in its opinion, Lehman Brothers was of the opinion that, as of that date, from a financial point of view, the consideration to be offered to Cole National stockholders in the merger was fair to such stockholders. The full text of the Lehman Brothers opinion is attached as Appendix B. The Cole National board discussed a number of qualitative factors with respect to the transaction proposal as set forth below under "--Cole National's Reasons for Amending the Merger Agreement; Recommendation of the Cole National Board of Directors." The Cole National board of directors unanimously determined that the merger was advisable for, fair to and in the best interests of Cole National and its stockholders; approved and adopted the amendment and the transactions contemplated by the merger agreement as amended; and recommended that the Cole National stockholders approve and adopt the merger agreement.

   Following such approval, Luxottica, Colorado Acquisition Corp. and Cole National entered into Amendment No. 2. We have attached as Appendix A to this proxy statement supplement a copy of the amendment, which we incorporate by reference into this document. Cole National and Luxottica issued a public announcement relating to Amendment No. 2 early in the morning of July 15, 2004.

COLE NATIONAL'S REASONS FOR AMENDING THE MERGER AGREEMENT; RECOMMENDATION OF THE COLE NATIONAL BOARD OF DIRECTORS

   At a meeting on July 14, 2004, the Cole National board of directors unanimously determined that the Luxottica merger is advisable, fair to, and in the best interests of Cole National and its stockholders and approved the amendment to the Luxottica merger agreement and recommended that Cole National stockholders vote FOR approval and adoption of the amended Luxottica merger agreement.

   In reaching its decision to reaffirm its recommendation that stockholders vote to approve the amended Luxottica merger agreement, the Cole National board considered a number of factors at its July 14, 2004 meeting, including the following material factors in addition to the factors considered by the Cole National board at the January 23, 2004 meeting and the June 1, 2004 meeting as discussed in the proxy statement under "Cole National's Reasons for the Luxottica Merger; Recommendation of the Cole National Board of Directors":

   o the fact that the minimum $26.00 merger price is 15.6% higher than the original $22.50 merger consideration and 4% higher than the Moulin proposal;

   o the fact that the merger price would be increased by an additional $1.50 to $27.50 per share plus 4% per annum (based on an aggregate consideration of $27.50 per share) to be paid from the date Cole National stockholders approve the amended Luxottica merger agreement to the closing date if the Luxottica merger is approved by Cole stockholders on or prior to July 22, 2004 (or by not later than July 29, 2004 if sufficient proxies to approve the merger are not submitted by the reconvened July 22 meeting date);

   o based on the $27.50 price, the total purchase price of the outstanding Cole National common shares and related equity rights is approximately $495 million, plus 4% per annum from the date of the stockholder approval through the date of closing, which is approximately $100 million more than Luxottica's original purchase price;

   o the belief of the management of Cole National that this price was the highest consideration Luxottica was prepared to pay under the current circumstances;

   o the enhanced obligation of Luxottica to use its best efforts to obtain antitrust clearance without qualification as to a maximum amount of divestitures that Luxottica would be obligated to make if required;

   o the significantly greater complexity of the financial arrangements for the Moulin proposal, including the simultaneous asset sales to HAL, and the potential risks associated with that complexity;

   o the condition in the Moulin proposal that the transaction be approved by Moulin's stockholders, although the board recognized that such condition was mitigated in part by the confirmation of support to vote in favor of the transaction by the Ma family, the largest shareholder of Moulin;

   o  the  requirements  of the Hong Kong  Stock  Exchange  in  connection  with
      Moulin's   stockholder  approval  that  the  Company  prepare  substantial financial information that was not readily available, including:

          o two years separate audited financial information for (a) the assets subject to the Pearle Inc. disposal, (b) the assets subject to the CMV disposal, (c) the assets subject to the Pearle Europe disposal, and (d) the assets subject to the Pearle Canada option,

          o three years audited financial information on Cole National, reconciled to Hong Kong GAAP, and

          o audited interim financial statements of Cole National for the six months ended July 31, 2004, reconciled to Hong Kong GAAP;

   o advice from the Company's management, based upon its analysis of the effort required and discussions with the Company's independent auditor, that the new Cole National financial information required for Moulin's stockholder circular (which must be mailed 14 days prior to Moulin's stockholder meeting) cannot be completed until at least November, and the terms of Moulin's financial commitments that expire on December 8, 2004; and

   o the terms of the amended Luxottica merger agreement which provide that under certain circumstances, prior to the time stockholder approval of the amended Luxottica merger agreement has been obtained, Cole National can continue to furnish information to and conduct negotiations with a third party, terminate the merger agreement and enter into an agreement relating to a superior proposal, provided that such proposal remains superior following any changes offered by Luxottica to the Luxottica merger agreement during the three business days following the board's determination that the third party proposal is superior.

   The Cole National board also considered potential drawbacks or risks relating to the merger, including the risks considered by the Cole National board at the January 23, 2004 meeting described in the proxy statement as well as the changes to the "no solicitation" provisions in the amended Luxottica merger agreement, including:

   o that after Cole National stockholder approval has been obtained, Cole National may no longer engage in discussions relating to a possible superior proposal or unilaterally terminate the Luxottica merger agreement and enter into an agreement relating to a superior proposal;

   o that prior to Cole National stockholder approval of the Luxottica merger agreement, Cole National may only withdraw its recommendation of the Luxottica transaction or terminate the Luxottica merger agreement if (i) it receives an acquisition proposal that the board determines within five business days to be superior, and (ii) Cole National has given notice of such acquisition proposal to Luxottica and, taking into account any revised proposal made by Luxottica within three business days, the Cole board again has determined that such acquisition proposal remains a superior proposal;

   o that the Company is not permitted to enter into an acquisition agreement with any person (or any affiliate of such person or any person which was to have provided financing to such person in connection therewith) which had made an acquisition proposal that had, initially, been determined to be a superior proposal but which was thereafter determined not to be a superior proposal after Luxottica revised its proposal during the three business day period referred to above; and

   o the understanding that the effect of these changes may be to induce Moulin, should it determine to make a further proposal to acquire Cole National that is superior to the amended Luxottica merger agreement, to put its best and final offer in such further proposal. If such offer was initially deemed superior by Cole National but was no longer superior following any additional changes proposed by Luxottica during the following three business day period, Cole National could no longer terminate the Luxottica merger agreement in connection with any subsequent proposal prior to stockholder approval of the Luxottica merger that might be made by Moulin or any affiliate of Moulin or any party that was to have provided financing to Moulin (including HAL).

   The foregoing discussion addresses the material information and factors considered by the Cole National board of directors in its consideration of the merger. In view of the variety of factors and the amount of information considered, the Cole National board did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to, the specific factors considered in reaching its determination. The determination was made after consideration of all of the factors as a whole. In addition, individual members of the Cole National board may have given different weights to different factors.

OPINION OF COLE NATIONAL'S FINANCIAL ADVISOR

   Lehman Brothers has delivered its opinion, initially confirmed in writing on January 23, 2004 and subsequently reconfirmed in writing on June 2, 2004 and July 14, 2004, to the Cole National board of directors that as of July 14, 2004, and based upon and subject to certain matters stated therein, from a financial point of view, the consideration to be offered to Cole National's stockholders in the Luxottica merger was fair to such stockholders. A copy of the July 14, 2004 opinion is attached hereto as Appendix B. Stockholders are urged to read the Lehman Brothers opinion in its entirety. Lehman Brothers provided its opinion for the information and assistance of Cole National's board of directors in connection with their consideration of the merger. The Lehman Brothers opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the merger agreement, as amended.

LITIGATION

   On July 14, 2004, a Cole stockholder filed a stockholders' class action complaint against Cole National, its directors, and Luxottica in the Delaware Chancery Court. Pfeiffer v. Cole National Corp., et al., Civil Action No. 569-N. The complaint alleges, among other things, that the individual defendants breached their fiduciary duties to Cole National by causing the Company to enter into an agreement to be acquired by Luxottica for $22.50 per share "without having exposed the Company to the marketplace through fair and open negotiations with all potential bidders and/or an active market check or open auction for sale of the Company." The complaint also alleges that Luxottica aided and abetted the breaches of fiduciary duty and forced the individual defendants to rush their consideration of the $22.50 per share transaction without adequately considering superior offers. The complaint seeks preliminary and permanent injunctive relief against the merger, rescission of the merger if it is consummated, and/or damages and other associated relief. Cole National believes that the action is without merit.

                         THE MERGER AGREEMENT AMENDMENT

   The following is a summary of the terms of Amendment No. 2 to the Luxottica merger agreement. This summary is qualified in its entirety by reference to Amendment No. 2 to the Luxottica merger agreement, a copy of which is attached to this proxy statement supplement as Appendix A. Except as described below, the terms of the merger agreement are as described on pages 40 through 52 of the proxy statement.

MERGER CONSIDERATION

   The amended Luxottica merger agreement provides that each share of Cole common stock outstanding immediately prior to the effective time of the merger will be converted at the effective time of the merger into the right to receive $26.00 in cash from Luxottica. However, if the amended Luxottica merger agreement is approved by Cole National stockholders on or prior to the "outside date," then each share of Cole common stock outstanding immediately prior to the effective time of the merger will be converted at the effective time of the merger into the right to receive $27.50 in cash per share plus an additional amount equal to 4% per annum from the date stockholders approve the amended Luxottica merger agreement through the closing date.

   In the event that the amended Luxottica merger agreement is approved by stockholders after the outside date, each share of Cole common stock will be converted into the right to receive $26.00 per share in cash upon consummation of the Luxottica merger.

   The "outside date" is July 22, 2004, unless the Company does not have proxies on July 22, 2004 from the holders of a majority of the outstanding Cole National shares voting in favor of the Merger, in which case the "outside date" will be July 29, 2004. THAT DATE IS THE DATE BY WHICH STOCKHOLDERS MUST APPROVE THE AMENDED LUXOTTICA MERGER AGREEMENT IN ORDER TO RECEIVE $27.50 IN CASH PER SHARE PLUS AN ADDITIONAL AMOUNT EQUAL TO 4% PER ANNUM FROM THE DATE STOCKHOLDERS APPROVE THE AMENDED LUXOTTICA MERGER AGREEMENT THROUGH THE CLOSING DATE.

   No interest will be payable following the closing date.

BEST EFFORTS; ANTITRUST MATTERS

   Under the original merger agreement, Luxottica committed to take all actions, including proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of assets or businesses of it or any of its subsidiaries (including Cole National and its subsidiaries) and otherwise taking or committing to take actions that would limit it or its subsidiaries' (including Cole National and its subsidiaries) freedom of action with respect to, or ability to retain, their respective businesses, product lines or assets, as may be required in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other order in any suit or proceeding, which would otherwise have the effect of preventing or materially delaying the closing of the merger.

   However, Luxottica was not required to take any such action if: (1) it would require the sale, divestiture or disposition of businesses, product lines or assets of Luxottica (whether alone or together with businesses, product lines or
assets  of  Cole   National)  that  accounted  for  more  than

$55 million in consolidated net revenues of Luxottica, or (2) subject to the previous clause, would require the sale, divestiture or disposition of businesses, product lines or assets of Cole National and/or Luxottica that accounted for more than $110 million in consolidated net revenues of Cole National alone, or of Cole National and Luxottica combined.

   In connection with Amendment No. 2, Luxottica agreed to eliminate the foregoing dollar limitations on its obligations in order to secure all required regulatory approvals. Accordingly, there is no maximum amount of divestitures that Luxottica would be required to undertake in connection with its best efforts obligation to obtain all regulatory approvals.

ACQUISITION PROPOSALS AND COLE'S TERMINATION RIGHTS

   Pursuant to Amendment No. 2, Cole National will no longer be permitted to respond to or consider unsolicited acquisition proposals after Cole National stockholders have approved the amended Luxottica merger agreement. In addition, after stockholders have approved the amended Luxottica merger agreement, Cole National will no longer have the unilateral right to terminate the merger agreement in order to accept a competing offer.

   Amendment No. 2 does not affect the ability of Cole National, prior to the time that its stockholders approve the amended Luxottica merger agreement, to engage in discussions related to an unsolicited acquisition proposal under the circumstances described in the proxy statement under "No Solicitation Of Acquisition Proposals."

   Amendment No. 2 does narrow the ability of Cole National to terminate the Luxottica merger agreement prior to Cole National stockholder approval of the amended Luxottica merger agreement in order to accept a competing offer compared to the circumstances described in the proxy statement under "Termination." Under Amendment No. 2, the board may only withdraw, modify or change its recommendation of the Luxottica transaction in connection with an acquisition proposal, approve or recommend any other acquisition proposal or terminate the Luxottica merger agreement in connection with entering into a third party acquisition agreement if Cole National (i) receives an acquisition proposal that the board determines within five business days to be superior to the amended
Luxottica merger agreement, and (ii) Cole National has given notice of such acquisition proposal to Luxottica and, after taking into account any revised proposal made by Luxottica within three business days of its receipt of such notice, the Cole National board again has determined such acquisition proposal remains a superior proposal. Furthermore, Cole National shall not in any event enter into an acquisition agreement with any person (or any affiliate of such person or any person which was to have provided financing to such person in connection therewith) which had made an acquisition proposal that was initially determined by the Cole National board to be a superior proposal but was subsequently determined not to be a superior proposal after Luxottica had revised its proposal during the three business day period referred to above. Since entering into the Luxottica merger agreement in January 2004, the Cole National board has not to date determined that any acquisition proposal is superior to the Luxottica transaction. Accordingly, the effect of these changes may be to induce Moulin, should it determine to make a further proposal to acquire Cole National that the Cole National board would determine to be superior to the amended Luxottica merger agreement, to put its best and final offer in such further proposal. If such offer was initially deemed to be superior by Cole National but was no longer superior following any additional changes proposed by Luxottica during the three business day period, Cole National could no longer terminate the Luxottica merger agreement in connection with any subsequent proposal that might be made by Moulin or any affiliate of Moulin or party that was to have provided financing to Moulin (including HAL).

TIMING OF STOCKHOLDER MEETING TO APPROVE LUXOTTICA MERGER

   Cole National agrees in Amendment No. 2 that its board shall take all action necessary, in accordance with and subject to Delaware law and its certificate of incorporation and bylaws, to convene and hold, on July 22, 2004, a meeting of its stockholders constituting an adjournment of its 2004 annual meeting of stockholders to consider and vote upon the adoption and approval of the amended Luxottica merger agreement and the Luxottica merger, and not to adjourn such meeting, unless Cole National does not have proxies in favor of the Luxottica merger on July 22, 2004 from the holders of a majority of the outstanding shares of Cole National common stock or unless the Cole National board determines in good faith (after consultation with outside legal counsel) that adjournment is required by applicable law.

                               THE ANNUAL MEETING

THE REMAINING TIME IS SHORT AND YOUR PROMPT VOTE IS VERY IMPORTANT IN ORDER FOR STOCKHOLDERS TO RECEIVE $27.50 IN CASH PER SHARE PLUS AN ADDITIONAL AMOUNT EQUAL TO 4% PER ANNUM FROM THE DATE STOCKHOLDERS APPROVE THE AMENDED LUXOTTICA MERGER AGREEMENT THROUGH THE CLOSING DATE.

WE ENCOURAGE YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE AS MORE FULLY DESCRIBED IN THE ENCLOSED MATERIALS.

GENERAL

   This proxy statement supplement is being furnished to Cole National stockholders as part of the solicitation of proxies by the Cole National board of directors for use at the annual meeting and any adjournment thereof. The annual meeting will be held at 11:00 a.m., local time, on Tuesday, July 20, 2004, at The Charles Hotel, One Bennett St., Cambridge, Massachusetts 02138. At the meeting, we intend to elect directors and then, prior to the consideration of the Luxottica merger proposal, we intend to adjourn the meeting in order to provide stockholders additional time to consider the recent developments. The annual meeting will be reconvened at 4:00 p.m., local time, on Thursday, July 22, 2004, at The Charles Hotel, One Bennett St., Cambridge, Massachusetts 02138 to consider approval and adoption of the amended Luxottica merger agreement.

VOTING BY PROXY; REVOCABILITY OF PROXY

   Proxies previously submitted for the July 20, 2004 annual meeting remain valid for both the election of directors to be held on July 20, 2004 and for the consideration of the Luxottica merger at any adjournments thereof. YOU DO NOT NEED TO SUBMIT A NEW PROXY CARD IF YOU HAVE ALREADY VOTED AND DO NOT WISH TO CHANGE YOUR VOTE. If you have already voted and wish to change your vote as a result of these developments or otherwise, you may do so by using the enclosed new proxy card or by voting via the internet or by telephone as more fully described in the instructions included on your proxy card. If you have already voted and do not wish to change your vote, your original vote will be counted.

   Holders of record can ensure that their shares are voted at the annual meeting by completing, signing, dating and delivering the enclosed proxy card in the enclosed addressed, postage pre-paid envelope or by voting by telephone or the internet. Submitting instructions by any of these methods will not affect your right to attend the special meeting in person. To vote by telephone or the internet, please follow the instructions included on your proxy card. If you vote by telephone or the internet, you do not need to complete and mail your proxy card. Votes by telephone or the internet must be received by 11:59 p.m., Eastern Daylight Time, on the day prior the annual meeting or any adjournment thereof with respect to the matters to be voted thereon.

REQUIRED VOTE

   Each outstanding share of Cole common stock on May 21, 2004 entitles the holder to one vote at the annual meeting. In order for your shares of Cole common stock to be included in the vote, you must vote your shares by returning the enclosed proxy or by voting via the internet, by telephone or in person at the annual meeting. If you hold your shares through a broker or other nominee, you may receive separate voting instructions with the proxy statement. Your broker or nominee may provide voting through the internet or by telephone. Please contact your broker to determine how to vote.

   MERGER AGREEMENT APPROVAL. Completion of the merger requires the approval and adoption of the merger agreement, as amended, by the affirmative vote of the holders of a majority of the outstanding shares of Cole common stock. Accordingly, THE FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE AMENDED LUXOTTICA MERGER AGREEMENT. Abstentions and broker non-votes also will have the same effect as a vote against the Luxottica merger. The Cole National board of directors urges stockholders to complete, date, sign and return the accompanying proxy card or, if available, to vote by the internet or telephone.

                                                                      APPENDIX A
                                                                      ----------


                               AMENDMENT NO. 2 TO
                          AGREEMENT AND PLAN OF MERGER

     THIS AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER, dated as of July 14, 2004 (this "Amendment"), is made and entered into by and among Luxottica Group S.p.A., an Italian corporation ("Parent"), Colorado Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Parent ("Merger Sub"), and Cole National Corporation, a Delaware corporation (the "Company"). Capitalized terms used herein but otherwise not defined shall have the meaning given to such terms in the Merger Agreement (as defined below).

     WHEREAS, Parent, Merger Sub and the Company have entered into that certain Agreement and Plan of Merger, dated as of January 23, 2004 (the "Original Merger Agreement") as amended by Amendment No. 1, dated as of June 2, 2004 ("Amendment No. 1" and together with the Original Merger Agreement, the "Merger Agreement"), which contemplates the merger of Merger Sub with and into the Company upon the terms and subject to the conditions set forth in the Merger Agreement; and

     WHEREAS, Parent, Merger Sub and the Company desire to amend the Merger Agreement as set forth below;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                          AMENDMENT TO MERGER AGREEMENT

          1.1 DEFINITION OF MERGER PRICE. Notwithstanding anything to the contrary in the Merger Agreement, references in the Merger Agreement to "Merger Price" shall mean $26.00 per share in cash; PROVIDED HOWEVER, that if, on or prior to the Outside Date (as defined below), the condition set forth in Section 6.01(a) of the Merger Agreement shall have been satisfied, references in the Merger Agreement to "Merger Price" shall mean the sum of (a) $27.50 per share in cash plus (b) an additional amount per share in cash, rounded to the nearest cent, equal to (x) $27.50, MULTIPLIED by (y) 0.04, MULTIPLIED by (z) a fraction, the numerator of which is the number of days that shall have elapsed from the date upon which the condition set forth in Section 6.01(a) of the Merger Agreement shall have been satisfied to and including the Closing Date, and the denominator of which is 365. "Outside Date" shall mean July 22, 2004; PROVIDED, HOWEVER, that if the Company does not have proxies on July 22, 2004 from the holders of a majority of the outstanding Shares in favor of the Merger, Outside Date shall mean July 29, 2004.

          1.2 AMENDMENT OF SECTION 5.04(a). The second sentence of Section 5.04(a) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

          In furtherance of the foregoing, Parent shall, and shall cause its Subsidiaries to, take all such actions, including, without limitation (x) proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of such assets or businesses of Parent or any of its Subsidiaries or, after the Effective Time, of the Company or of any of its Subsidiaries and (y) otherwise taking or committing to take actions that limit or would limit Parent's or its Subsidiaries' (including, after the Effective Time, the Company's and its Subsidiaries' as Subsidiaries of Parent) freedom of action with respect to, or its ability to retain, one or more of their respective businesses, product lines or assets, in each case as may be required in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other order in any suit or proceeding, which would otherwise have the effect of preventing or materially delaying the Closing.

          1.3 AMENDMENT OF SECTION 5.07(b). The first sentence of Section 5.07(b) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

          The Company agrees that, prior to the Effective Time, it shall not, directly or indirectly, and shall not permit or cause any of its Subsidiaries to, nor shall it authorize or permit any Company Representatives or any of its directors to, directly or indirectly, (i) initiate, solicit or encourage (including by way of furnishing non-public information or assistance) the making of any proposal or offer concerning an Acquisition Proposal or (ii) engage in any discussions or negotiations concerning, or provide any non-public information or data to any person relating to, an Acquisition Proposal, whether made before or after the date of this Agreement unless, after the date hereof and prior to the time that the condition set forth in Section 6.01(a) of this Agreement shall have been satisfied, (A) the Company receives a bona fide unsolicited written proposal that constitutes an Acquisition Proposal, (B) the Board in good faith reasonably determines, after consultation with its independent financial advisors, that such Acquisition Proposal may reasonably be expected to result in a Superior Acquisition Proposal, (C) the Board determines in good faith that such action is necessary in order for its directors to comply with their fiduciary duties under applicable law, (D) the Company (x) shall have provided at least 48 hours' advance written notice to Parent that it intends to take such action, together with the identity of the person making the Acquisition Proposal and the terms and conditions of such proposal and (y) shall have received from such person an executed customary confidentiality agreement containing terms no less stringent in all material respects, than those terms contained in the Confidentiality Agreement, including, in any event, a prohibition on such person from purchasing or otherwise acquiring any capital stock of the Company while such person is engaged in negotiations with the Company, provided that the Company shall promptly notify Parent if and when such prohibition is no longer in effect; PROVIDED, that such confidentiality agreement shall not contain any exclusivity provision or other term that would prevent the Company from consummating the transactions contemplated by this Agreement, and (E) the Company shall have made available to Parent the same nonpublic information being furnished to such person; PROVIDED, HOWEVER, that nothing contained herein shall prevent the Company from complying with Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act with regard to an Acquisition Proposal or from making any disclosure to the stockholders of the Company as, in the good faith judgment of the Board (after consultation with outside counsel), is required by its fiduciary duties or under applicable law.

          1.4 AMENDMENT OF SECTION 5.07(c). Section 5.07(c) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

          (c) The Board (or any committee thereof) shall not (i) withdraw, modify or change, or propose publicly to withdraw, modify or change, in a manner adverse to Parent, the Company Board Recommendation (as defined in Section 5.08) other than as permitted pursuant to Section 5.07(e), (ii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal, or (iii) cause the Company or any of its Subsidiaries to enter into or approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any Acquisition Proposal (an "Acquisition Agreement") unless (A) prior to the time that the condition set forth in Section 6.01(a) of this
Agreement shall have been satisfied, the Board has received an Acquisition Proposal and within five business days of receipt of such Acquisition Proposal the Board has reasonably determined in good faith (after having consulted with outside legal counsel and its independent financial advisors) that such Acquisition Proposal is a Superior Acquisition Proposal and that it is necessary for the Board to terminate this Agreement or withdraw, modify or change the Company Board Recommendation in order for its directors to comply with their fiduciary duties under applicable law and (B) the Company has notified Parent in writing of the terms of the Superior Acquisition Proposal and the determinations described in clause (A) above and of its intent to take such action, and has taken into account any revised proposal made by Parent to the Company (a "Revised Parent Proposal") within three business days after Parent's receipt of such notice and the Board again has reasonably determined in good faith after consultation with its outside legal counsel and independent financial advisors that such Acquisition Proposal remains a Superior Acquisition Proposal. Notwithstanding any of the foregoing provisions of this Section 5.07 (c) or any other term or provision of this Agreement to the contrary, the Company shall not in any event enter into any Acquisition Agreement with any person (or any affiliate of such person or any person which was to have provided financing to such person in connection therewith) which had made an Acquisition Proposal that had, first, been determined to be a Superior Acquisition Proposal under clause
(A) of the preceding sentence but which had been thereafter determined not to be a Superior Acquisition Proposal after Parent had made a Revised Parent Proposal under clause (B) of the preceding sentence.

          1.5 AMENDMENT OF SECTION 5.09. Section 5.09 of the Merger Agreement is hereby amended by adding the following sentence at the end thereof:

          Subject to the following sentence, the Company shall, through its Board, take all action necessary, in accordance with and subject to the DGCL and its certificate of incorporation and bylaws, to convene and hold, on July 22, 2004, a meeting of its stockholders constituting an adjournment of its 2004 annual meeting of stockholders to consider and vote upon the adoption and approval of this Agreement and the Merger (such meeting, the "Merger Meeting"). The Company shall not adjourn the Merger Meeting unless it does not have proxies on July 22, 2004 from the holders of a majority of the outstanding Shares in favor of the Merger or unless the Board determines in good faith (after consultation with outside legal counsel) that such action is required by applicable law.

          1.6 AMENDMENT OF SECTION 7.01(d). Section 7.01(d) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

          (d) by the Company, (i) if there shall have occurred, on the part of Parent or Merger Sub, a breach of any representation, warranty, covenant or agreement contained in this Agreement that (x) would result in a failure of a condition set forth in Section 6.03(a) or Section 6.03(b) and (y) which is not curable or, if curable, is not cured within thirty (30) calendar days after written notice of such breach is given by the Company to Parent, or (ii) if, prior to the satisfaction of the condition set forth in Section 6.01(a), a third party, including any group, shall have made a Superior Acquisition Proposal and the Board has taken any of the actions referred to in clauses (i), (ii) or (iii) of Section 5.07(c) (but only after compliance by the Board and the Company with the requirements of clauses (A) and (B) thereof);

                                   ARTICLE II
                                  MISCELLANEOUS

          2.1 NO WAIVER. Nothing in this Amendment shall constitute a waiver by Parent, Merger Sub or the Company of any breach or default on the part of any party to the Merger Agreement.

          2.2 GOVERNING LAW; JURISDICTION. The provisions of Section 8.05 of the Merger Agreement shall apply to this Amendment as if references to "Agreement" therein were to this Amendment.

          2.3 NO OTHER AGREEMENTS. This Amendment together with the Merger Agreement (as amended by this Amendment and including the documents and instruments referred to therein), the Confidentiality Agreement and the letter agreement dated April 23, 2004 between Parent and the Company constitute the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements or understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof.

          2.4 EFFECT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the representations, warranties, terms, conditions, obligations, covenants or agreements contained in the Merger Agreement, all of which shall continue in full force and effect in accordance with their respective terms. For the avoidance of doubt, the execution, delivery and effectiveness of this Amendment shall not constitute a reaffirmation, remaking, withdrawal or modification as of the date of this Amendment of any of the representations, warranties or covenants of any party hereto.

          2.5 COUNTERPARTS; EXECUTION AND DELIVERY BY FACSIMILE. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by facsimile, with such delivery to be as effective as delivery of an originally executed counterpart hereof.


                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto caused this Amendment to be duly executed as of the date first above written.


                                       LUXOTTICA GROUP S.P.A.


                                       By: /s/ Leonardo Del Vecchio
                                          --------------------------------------
                                           Name:  Leonardo Del Vecchio
                                           Title: Chairman


                                       COLORADO ACQUISITION CORP.


                                       By: /s/ Michael A. Boxer
                                          --------------------------------------
                                          Name:  Michael A. Boxer
                                          Title: Secretary


                                       COLE NATIONAL CORPORATION


                                       By: /s/ Leslie D. Dunn
                                          --------------------------------------
                                          Name:  Leslie D. Dunn
                                          Title: Senior Vice President

                                                                      Appendix B
                                                                      ----------
                                LEHMAN BROTHERS


                                                     July 14, 2004

Board of Directors
Cole National Corporation
1925 Enterprise Parkway
Twinsburg, Ohio 44087

Members of the Board of Directors:

          We understand that Cole National Corporation ("Cole" or the "Company") proposes to enter into a second amendment ("Amendment No. 2") with Luxottica Group S.p.A. ("Luxottica") and an indirect wholly-owned subsidiary of Luxottica ("Merger Sub") to the Agreement and Plan of Merger, dated as of January 23, 2004 (the "Agreement"), by and among the Company, Luxottica and Merger Sub. Pursuant to the Agreement, as amended by Amendment No. 1 to the Agreement, dated as of June 2, 2004 ("Amendment No. 1"), and Amendment No. 2 (together, the "Amended Agreement"), Merger Sub will be merged with and into the Company (the "Proposed Transaction" or the "Merger"), and, upon the effectiveness of such Merger, each issued and outstanding share of common stock of Cole (collectively, the "Shares") will be converted into the right to receive the Merger Consideration. "Merger Consideration" shall mean $26.00 per share in cash; provided however, that if, on or prior to the Outside Date (as defined below), the stockholders of the Company shall have duly adopted the Amended Agreement (the "Stockholder Approval"), "Merger Consideration" shall mean the sum of (a) $27.50 per share in cash plus (b) an additional amount per share in cash, rounded to the nearest cent, equal to (x) $27.50, multiplied by (y) 0.04, multiplied by (z) a fraction, the numerator of which is the number of days that shall have elapsed from the date upon which the Stockholder Approval shall have been received to and including the closing date of the Merger, and the denominator of which is 365. "Outside Date" shall mean July 22, 2004; provided, however, that if the Company does not have proxies on July 22, 2004 from the holders of a majority of the outstanding Shares in favor of the Merger, "Outside Date" shall mean July 29, 2004. The terms and conditions of the Proposed Transaction are set forth in more detail in the Amended Agreement.

          We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company's stockholders of the consideration to be offered to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company's underlying business decision to proceed with or effect the Proposed Transaction or any other transaction.

          In arriving at our opinion, we reviewed and analyzed: (1) the Agreement, Amendment No. 1, Amendment No. 2, and the specific terms of the Proposed Transaction, including (i) the letter, dated January 23, 2004, from the Company to HAL International N.V. ("HAL") waiving certain provisions of the Standstill Agreement, dated as of November 22, 1999, by and between the Company and HAL, (ii) the Voting Agreement, dated January 23, 2004, by and between Merger Sub and Larry Pollock and (iii) Amendment No. 1 to Rights Agreement, dated as of

Cole National Corporation
July 14, 2004
Page 2



January 23, 2004, between the Company and National City Bank; (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2004 and Quarterly Report on Form 10-Q for the quarter ended May 1, 2004; (3) published estimates of third party research analysts with respect to the future financial performance of the Company; (4) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by the management of the Company (the "Company Projections"); (5) the trading history of the Company's common stock from January 15, 1999 to July 14, 2004 and a comparison of that trading history with certain market indices, including the S&P 500 index and the S&P Specialty Stores Index; (6) a comparison of the historical financial results and present financial condition of the Company with those of other companies that we deemed relevant; (7) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant;
(8) the results of our efforts to solicit indications of interest and definitive proposals from third parties with respect to an acquisition of the Company prior to the execution of the Agreement, including the terms and conditions of a proposal to acquire the Company made prior to the execution of the Agreement by a third party and the ability of such third party to finance such acquisition, and the terms and conditions of an unsolicited proposal to acquire the Company made after the execution of the Agreement by the same third party and the ability of such third party to finance such acquisition; and (9) strategic alternatives available to the Company, including, without limitation, divesting certain businesses and undertaking a restructuring of the Company. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

          In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of management of the Company that they are not aware of any facts or circumstances that would make such information that was provided by the Company inaccurate or misleading. With respect to the Company Projections, upon advice of the Company we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and, with the Company's consent, we have relied upon such projections in performing our analysis. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

          Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be offered to the Company's stockholders in the Proposed Transaction is fair to such stockholders.

Cole National Corporation
July 14, 2004
Page 3



          We have acted as financial advisor to the Board of Directors in connection with the Proposed Transaction and will receive a fee for our services, a portion of which is payable upon delivery of this opinion. We will receive an additional fee whether or not the Proposed Transaction is consummated, however such additional fee shall be larger in the event the Proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. We also have performed various investment banking services for the Company in the past and have received customary fees for such services. In the ordinary course of our business, we may actively trade in the securities of the Company and Luxottica for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

          This opinion is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

                                       Very truly yours,



                                       LEHMAN BROTHERS

                                  DETACH CARD
--------------------------------------------------------------------------------
                           COLE NATIONAL CORPORATION

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COLE NATIONAL
                                  CORPORATION

   The undersigned hereby appoints Larry Pollock and Leslie Dunn, and each of them, proxies with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock of COLE NATIONAL CORPORATION (the "Company") held of record by the undersigned on May 21, 2004 at the Annual Meeting of Stockholders of the Company to be held on Tuesday, July 20, 2004, and any adjournment(s) thereof with respect to the matter being voted upon as follows, and this proxy will also be voted in the discretion of the proxies on such other matters as may properly come before the meeting, including an adjournment thereof:

   The Board of Directors  recommends a vote FOR  Proposals 1 and 2.


                                                     FOR     AGAINST    ABSTAIN
                                                     ---     -------    -------

1. Proposal to approve and adopt the Agreement       [ ]       [ ]        [ ]
   and Plan of Merger, dated as of January 23, 2004, by and among Luxottica Group S.p.A.,
   Colorado  Acquisition Corp. and Cole National
   Corporation, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of June
   2, 2004 and Amendment No. 2 to Agreement and
   Plan of Merger, dated as of July 14, 2004.

2. Proposal to elect the following eight nominees    [ ]       [ ]        N/A
   as directors:
      Nominees:  01 Jeffrey A. Cole, 02 Ronald E.
      Eilers, 03 Timothy F. Finley, 04 Irwin N.
      Gold, 05 Peter V. Handal, 06 Larry Pollock,
      07 Charles A. Ratner and 08 Walter J. Salmon.
   INSTRUCTION: To vote FOR the proposed slate in general but withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) you are not voting for in the blank space below.


--------------------------------------------------------------------------------
                      (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

                                              ----------------------------------
                                                       VOTE BY TELEPHONE
                                              ----------------------------------
                                              Have  your  proxy  card  available
                                              when   you  call   the   TOLL-FREE
                                              NUMBER  1-800-542-1160  using   a
                                              touch-tone  telephone  and  follow
                                              the simple instructions  presented
                                              to  record your vote.

                                              ----------------------------------
                                                       VOTE BY INTERNET
                                              ----------------------------------
                                              Have your  proxy   card  available
                                              when   you   access  the   website
                                              HTTP://WWW.VOTEFAST.COM and follow
                                              the simple instructions  presented
                                              presented  to  record  your  vote.

                                              ----------------------------------
                                                         VOTE BY MAIL
                                              ----------------------------------
                                              Please   mark,  sign and date your
                                              proxy  card and return  it in  the
                                              POSTAGE-PAID ENVELOPE provided  or
                                              return it to: National  City Bank,
                                              P.O.   Box   535600,   Pittsburgh,
                                              PA 15253.

--------------------------   ------------------------   ------------------------
    VOTE BY TELEPHONE             VOTE BY INTERNET            VOTE BY MAIL
  Call TOLL-FREE using a       Access the WEBSITE and       Return your proxy
    Touch-Tone phone:             Cast your vote:          in the POSTAGE-PAID
      1-800-542-1160          HTTP://WWW.VOTEFAST.COM       envelope provided
--------------------------   ------------------------   ------------------------

                      VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
     YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN DAYLIGHT TIME ON THE DAY BEFORE THE MEETING DATE OR ANY ADJOURNMENT(S)
      THEREOF WITH RESPECT TO THE MATTER BEING VOTED UPON TO BE COUNTED IN
                              THE FINAL TABULATION.
  IF YOU VOTE BY MAIL, YOUR PROXY MUST BE RECEIVED PRIOR TO THE MEETING OR ANY
          ADJOURNMENT(S) THEREOF WITH RESPECT TO THE MATTER BEING VOTED
                   UPON TO BE COUNTED IN THE FINAL TABULATION.
  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                =========================================
                CONTROL NUMBER:
                =========================================

                      PROXY MUST BE SIGNED AND DATED BELOW.
     [ARROW]  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. [ARROW]
--------------------------------------------------------------------------------
                        (CONTINUED FROM THE OTHER SIDE)

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

                                                Date:_____________________, 2004

                                                 _______________________________
                                                          Signature



                                                 _______________________________
                                                   Signature (if held jointly)

                                                IMPORTANT:  PLEASE  SIGN AS YOUR
                                                NAME APPEARS  HEREON.  IF SHARES
                                                ARE HELD  JOINTLY,  ALL  HOLDERS
                                                MUST  SIGN.   WHEN   SIGNING  AS
                                                ATTORNEY,              EXECUTOR,
                                                ADMINISTRATOR,     TRUSTEE    OR
                                                GUARDIAN,  PLEASE GIVE YOUR FULL
                                                TITLE. IF A CORPORATION,  PLEASE
                                                SIGN IN FULL  CORPORATE  NAME BY
                                                PRESIDENT  OR  OTHER  AUTHORIZED
                                                OFFICER.   IF   A   PARTNERSHIP,
                                                PLEASE SIGN IN PARTNERSHIP  NAME
                                                BY AUTHORIZED PERSON.

                                  DETACH CARD
--------------------------------------------------------------------------------
                           COLE NATIONAL CORPORATION


CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby directs Cigna Bank and Trust Company, FSB, as trustee of the 401(k) Plan (the "Plan") to vote all of the shares of Common Stock of COLE NATIONAL CORPORATION (the "Company") held beneficially by the undersigned pursuant to the Plan on May 21, 2004 at the Annual Meeting of Stockholders of the Company to be held on Tuesday, July 20, 2004, and any adjournment(s) thereof with respect to the matter being voted upon as follows, and this proxy will also be voted in the discretion of the proxies on such other matters as may properly come before the meeting, including an adjournment thereof:

   The Board of Directors recommends a vote FOR Proposals 1 and 2.

                                                     FOR     AGAINST    ABSTAIN
                                                     ---     -------    -------

1. Proposal to approve and adopt the Agreement       [ ]       [ ]        [ ]
   and Plan of Merger, dated as of January 23, 2004, by and among Luxottica Group S.p.A.,
   Colorado  Acquisition Corp. and Cole National
   Corporation, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of June
   2, 2004 and Amendment No. 2 to Agreement and
   Plan of Merger, dated as of July 14, 2004.

2. Proposal to elect the following eight nominees    [ ]       [ ]        N/A
   as directors:
      Nominees:  01 Jeffrey A. Cole, 02 Ronald E.
      Eilers, 03 Timothy F. Finley, 04 Irwin N.
      Gold, 05 Peter V. Handal, 06 Larry Pollock,
      07 Charles A. Ratner and 08 Walter J. Salmon.
   INSTRUCTION: To vote FOR the proposed slate in general but withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) you are not voting for in the blank space below.


--------------------------------------------------------------------------------
                      (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

                                              ----------------------------------
                                                       VOTE BY TELEPHONE
                                              ----------------------------------
                                              Have  your  proxy  card  available
                                              when   you  call   the   TOLL-FREE
                                              NUMBER  1-800-542-1160  using   a
                                              touch-tone  telephone  and  follow
                                              the simple instructions  presented
                                              to  record your vote.

                                              ----------------------------------
                                                       VOTE BY INTERNET
                                              ----------------------------------
                                              Have your  proxy   card  available
                                              when   you   access  the   website
                                              HTTP://WWW.VOTEFAST.COM and follow
                                              the simple instructions  presented
                                              presented  to  record  your  vote.

                                              ----------------------------------
                                                         VOTE BY MAIL
                                              ----------------------------------
                                              Please   mark,  sign and date your
                                              proxy  card and return  it in  the
                                              POSTAGE-PAID ENVELOPE provided  or
                                              return it to: National  City Bank,
                                              P.O.   Box   535600,   Pittsburgh,
                                              PA 15253.


--------------------------   ------------------------   ------------------------
    VOTE BY TELEPHONE             VOTE BY INTERNET            VOTE BY MAIL
  Call TOLL-FREE using a       Access the WEBSITE and       Return your proxy
    Touch-Tone phone:             Cast your vote:          in the POSTAGE-PAID
      1-800-542-1160          HTTP://WWW.VOTEFAST.COM       envelope provided
--------------------------   ------------------------   ------------------------

                      VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
     YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN DAYLIGHT TIME ON THE DAY BEFORE THE MEETING DATE OR ANY ADJOURNMENT(S)
      THEREOF WITH RESPECT TO THE MATTER BEING VOTED UPON TO BE COUNTED IN
                              THE FINAL TABULATION.
  IF YOU VOTE BY MAIL, YOUR PROXY MUST BE RECEIVED PRIOR TO THE MEETING OR ANY
          ADJOURNMENT(S) THEREOF WITH RESPECT TO THE MATTER BEING VOTED
                   UPON TO BE COUNTED IN THE FINAL TABULATION.
  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                =========================================
                CONTROL NUMBER:
                =========================================

                      PROXY MUST BE SIGNED AND DATED BELOW.
     [ARROW]  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. [ARROW]
--------------------------------------------------------------------------------
                        (CONTINUED FROM THE OTHER SIDE)

   THE SHARES REPRESENTED BY THIS CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL NOT BE VOTED.

                                                Date:_____________________, 2004

                                                 _______________________________
                                                          Signature



                                                 _______________________________
                                                   Signature (if held jointly)

                                                IMPORTANT:  PLEASE  SIGN AS YOUR
                                                NAME APPEARS  HEREON.  IF SHARES
                                                ARE HELD  JOINTLY,  ALL  HOLDERS
                                                MUST  SIGN.   WHEN   SIGNING  AS
                                                ATTORNEY,              EXECUTOR,
                                                ADMINISTRATOR,     TRUSTEE    OR
                                                GUARDIAN,  PLEASE GIVE YOUR FULL
                                                TITLE. IF A CORPORATION,  PLEASE
                                                SIGN IN FULL  CORPORATE  NAME BY
                                                PRESIDENT  OR  OTHER  AUTHORIZED
                                                OFFICER.   IF   A   PARTNERSHIP,
                                                PLEASE SIGN IN PARTNERSHIP  NAME
                                                BY AUTHORIZED PERSON.

                                  DETACH CARD
--------------------------------------------------------------------------------
                           COLE NATIONAL CORPORATION


CONFIDENTIAL VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby directs Computershare, as service provider of the 1999 Employee Stock Purchase Plan (the "Plan") to vote all of the shares of Common Stock of COLE NATIONAL CORPORATION (the "Company") held beneficially by the undersigned pursuant to the Plan on May 21, 2004 at the Annual Meeting of Stockholders of the Company to be held on Tuesday, July 20, 2004, and any adjournment(s) thereof with respect to the matter being voted upon as follows, and this proxy will also be voted in the discretion of the proxies on such other matters as may properly come before the meeting, including an adjournment thereof:

   The Board of Directors recommends a vote FOR Proposals 1 and 2.

                                                     FOR     AGAINST    ABSTAIN
                                                     ---     -------    -------

1. Proposal to approve and adopt the Agreement       [ ]       [ ]        [ ]
   and Plan of Merger, dated as of January 23, 2004, by and among Luxottica Group S.p.A.,
   Colorado  Acquisition Corp. and Cole National
   Corporation, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of June
   2, 2004 and Amendment No. 2 to Agreement and
   Plan of Merger, dated as of July 14, 2004.

2. Proposal to elect the following eight nominees    [ ]       [ ]        N/A
   as directors:
      Nominees:  01 Jeffrey A. Cole, 02 Ronald E.
      Eilers, 03 Timothy F. Finley, 04 Irwin N.
      Gold, 05 Peter V. Handal, 06 Larry Pollock,
      07 Charles A. Ratner and 08 Walter J. Salmon.
   INSTRUCTION: To vote FOR the proposed slate in general but withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) you are not voting for in the blank space below.


--------------------------------------------------------------------------------
                      (CONTINUED, AND TO BE DATED AND SIGNED, ON THE OTHER SIDE)

                                              ----------------------------------
                                                       VOTE BY TELEPHONE
                                              ----------------------------------
                                              Have  your  proxy  card  available
                                              when   you  call   the   TOLL-FREE
                                              NUMBER  1-800-542-1160  using   a
                                              touch-tone  telephone  and  follow
                                              the simple instructions  presented
                                              to  record your vote.

                                              ----------------------------------
                                                       VOTE BY INTERNET
                                              ----------------------------------
                                              Have your  proxy   card  available
                                              when   you   access  the   website
                                              HTTP://WWW.VOTEFAST.COM and follow
                                              the simple instructions  presented
                                              presented  to  record  your  vote.

                                              ----------------------------------
                                                         VOTE BY MAIL
                                              ----------------------------------
                                              Please   mark,  sign and date your
                                              proxy  card and return  it in  the
                                              POSTAGE-PAID ENVELOPE provided  or
                                              return it to: National  City Bank,
                                              P.O.   Box   535600,   Pittsburgh,
                                              PA 15253.


--------------------------   ------------------------   ------------------------
    VOTE BY TELEPHONE             VOTE BY INTERNET            VOTE BY MAIL
  Call TOLL-FREE using a       Access the WEBSITE and       Return your proxy
    Touch-Tone phone:             Cast your vote:          in the POSTAGE-PAID
      1-800-542-1160          HTTP://WWW.VOTEFAST.COM       envelope provided
--------------------------   ------------------------   ------------------------

                      VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
     YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN DAYLIGHT TIME ON THE DAY BEFORE THE MEETING DATE OR ANY ADJOURNMENT(S)
      THEREOF WITH RESPECT TO THE MATTER BEING VOTED UPON TO BE COUNTED IN
                              THE FINAL TABULATION.
  IF YOU VOTE BY MAIL, YOUR PROXY MUST BE RECEIVED PRIOR TO THE MEETING OR ANY
          ADJOURNMENT(S) THEREOF WITH RESPECT TO THE MATTER BEING VOTED
                   UPON TO BE COUNTED IN THE FINAL TABULATION.
  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                =========================================
                CONTROL NUMBER:
                =========================================

                      PROXY MUST BE SIGNED AND DATED BELOW.
     [ARROW]  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. [ARROW]
--------------------------------------------------------------------------------
                        (CONTINUED FROM THE OTHER SIDE)

   THE SHARES REPRESENTED BY THIS CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL NOT BE VOTED.

                                                Date:_____________________, 2004

                                                 _______________________________
                                                          Signature



                                                 _______________________________
                                                   Signature (if held jointly)

                                                IMPORTANT:  PLEASE  SIGN AS YOUR
                                                NAME APPEARS  HEREON.  IF SHARES
                                                ARE HELD  JOINTLY,  ALL  HOLDERS
                                                MUST  SIGN.   WHEN   SIGNING  AS
                                                ATTORNEY,              EXECUTOR,
                                                ADMINISTRATOR,     TRUSTEE    OR
                                                GUARDIAN,  PLEASE GIVE YOUR FULL
                                                TITLE. IF A CORPORATION,  PLEASE
                                                SIGN IN FULL  CORPORATE  NAME BY
                                                PRESIDENT  OR  OTHER  AUTHORIZED
                                                OFFICER.   IF   A   PARTNERSHIP,
                                                PLEASE SIGN IN PARTNERSHIP  NAME
                                                BY AUTHORIZED PERSON.